UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant   X

Filed by a Party other than the Registrant

Check the appropriate box:

 X  Preliminary Proxy Statement

   Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))

   Definitive Proxy Statement

   Definitive Additional Materials

   Soliciting Material Pursuant to Sec.240.14a-12


                        N-VIRO INTERNATIONAL CORPORATION

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                (Name of Registrant as Specified In Its Charter)




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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



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










July     , 2011
To all Our Stockholders:

     The Board of Directors cordially invites you to attend our Annual Meeting of Stockholders. The meeting will be held at the Toledo Yacht Club, 3900 North Summit Street #2, Toledo, Ohio, 43611, on August 4, 2011. The meeting will begin at 10:00 a.m. (local time), and registration will begin at 9:30 a.m.
Refreshments  will  be  served  before  the  meeting.

     In addition to the matters described in the attached Proxy Statement, we will report on our business and progress during 2010 and the first quarter of 2011. Our performance for the year ended December 31, 2010 is discussed in the enclosed 2010 Annual Report to Stockholders.

     We hope you will be able to attend the meeting and look forward to seeing you there.
                         Sincerely,

                         /s/   Timothy  R.  Kasmoch
                         --------------------------
                         Timothy  R.  Kasmoch
                         President  and  Chief  Executive  Officer

                        N-VIRO INTERNATIONAL CORPORATION
                              2254 Centennial Road
                               Toledo, Ohio 43617

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 4, 2011

TO  OUR  STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that our Annual Meeting of Stockholders will be held at the Toledo Yacht Club, 3900 North Summit Street, Toledo, Ohio, 43611, on August 4, 2011. The Annual Meeting will begin at 10:00 a.m. (local time), for the following purposes:

1. To elect four Class I Directors for a term of two years, until their successors are elected and qualified or until their earlier resignation, removal from office or death.

2. To ratify the appointment of UHY LLP to serve as our independent auditors for our year ended December 31, 2011.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Annual Meeting. Our 2010 Annual Report is also enclosed. Stockholders of record as of the close of business on June 6, 2011 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

                              BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                              /s/  James  K.  McHugh
                              ----------------------
                              James  K.  McHugh
                              Chief  Financial  Officer, Secretary and Treasurer

Toledo,  Ohio
July _, 2011

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING TO ASSURE THE PRESENCE OF A QUORUM. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME, AND GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. YOU ALSO MAY VOTE YOUR SHARES VIA THE TELEPHONE BY ACCESSING THE TOLL-FREE NUMBER INDICATED ON YOUR PROXY CARD OR VIA THE INTERNET BY ACCESSING THE WORLDWIDE WEBSITE INDICATED ON YOUR PROXY CARD.

                        N-VIRO INTERNATIONAL CORPORATION
                              2254 CENTENNIAL ROAD
                               TOLEDO, OHIO 43617

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 4, 2011


SOLICITATION OF PROXIES AND DATE, TIME AND PLACE OF ANNUAL MEETING

     THIS PROXY STATEMENT IS FIRST BEING SENT TO THE STOCKHOLDERS OF N-VIRO INTERNATIONAL CORPORATION (THE "COMPANY") ON OR ABOUT JULY __, 2011, IN CONNECTION WITH THE SOLICITATION OF PROXIES BY OUR BOARD OF DIRECTORS TO BE VOTED AT OUR ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING"), WHICH IS SCHEDULED TO BE HELD ON THURSDAY, AUGUST 4, 2011 AT 10:00 A.M. (LOCAL TIME) AS SET FORTH IN THE ATTACHED NOTICE. A PROXY CARD IS ENCLOSED.

RECORD  DATE

     The record date for our Annual Meeting is the close of business on June 6, 2011. Only holders of record of our Common Stock on the record date are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. On the record date, there were 5,967,928 shares of Common Stock outstanding.

WHAT  VOTE  IS  REQUIRED  TO  APPROVE  EACH  MATTER?

     Proposal One - Election of Directors - Directors will be elected by a majority of the votes cast, meaning that the number of votes cast "for" a director nominee must exceed the number of votes cast "against" that director nominee.

     Proposal Two - Ratification of the Selection of UHY LLP - The affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the meeting is needed to ratify the selection of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

HOW  DO  I  VOTE?

     A share of our Common Stock cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy. Whether or not you plan to attend the Annual Meeting in person, please sign, date and return the enclosed proxy card as promptly as possible in the postage paid envelope provided to ensure that there is a quorum and that your shares will be voted at the Annual Meeting. When proxies in the accompanying form are returned properly executed and dated, the shares represented thereby will be voted at the Annual Meeting. If a choice is specified in the proxy, the shares represented thereby will be voted in accordance with such specification. If no specification is made, the proxy will be voted FOR approval of all two proposals. You may also vote your shares via the telephone by accessing the toll-free number indicated on your proxy card or via the internet by accessing the worldwide website indicated on your proxy card.

     If you hold shares through a bank, broker or other nominee, such entity will give you separate instructions on voting your shares.

HOW  DO  I  REVOKE  MY  PROXY?

     Any stockholder giving a proxy has the right to revoke it any time before it is voted by filing with our Secretary a written revocation, or by filing a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The revocation of a proxy will not be effective until notice thereof has been received by our Secretary at the address of the Company set forth above.

WHAT  CONSTITUTES  A  QUORUM?

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the record date will constitute a quorum for the transaction of business by such holders at the Annual Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners also will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a "broker non-vote").

WHAT  ARE  MY  VOTING  RIGHTS?

     Holders of Common Stock have one vote for each share on any matter that may be presented for consideration and action by the stockholders at the Annual Meeting. Stockholders are not entitled to cumulative voting in the election of directors. All of the proposals will require the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented by proxy at the Annual Meeting.

WHAT  EFFECT  WILL  ABSTENTIONS  AND  BROKER  NON-VOTES  HAVE  ON THE PROPOSALS?

     Shares not present at the meeting and shares voting "abstain" have no effect on the election of directors. For the other proposal, abstentions have the same effect as negative votes. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on a matter and have not received voting instructions from their clients) will have no effect on the other proposal.

COST  OF  SOLICITATION

     We will bear the cost of solicitation of proxies. In addition to solicitation by mail, directors and officers may solicit proxies by telephone, facsimile or personal interview. We will reimburse directors and officers for their reasonable out-of-pocket expenses in connection with such solicitation. We will request brokers and nominees who hold shares in their names to furnish these proxy materials to the persons for whom they hold shares and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in connection therewith.

EXECUTIVE  OFFICE

     Our executive office changed effective May 1, 2011 and is now located at 2254 Centennial Road, Toledo, Ohio 43611. Our telephone number remains (419) 535-6374.

FORM  10-K  AVAILABLE

     A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2010, INCLUDING THE FINANCIAL STATEMENTS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO JAMES MCHUGH, OUR CORPORATE SECRETARY, AT THE ABOVE ADDRESS. The Annual Report is also available on our website at www.nviro.com under "Financial
                                                  -------------
Reporting".


                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The Board of Directors, pursuant to our Third Amended and Restated Certificate of Incorporation and Second Amended and Restated By-Laws, has set the number of directors to serve for the next year at seven, four of whom are to be elected at the Annual Meeting to serve as Class I Directors. Our By-Laws provide for a classified Board consisting of two classes of equal or approximately equal number based on the total number of directors fixed and determined by a vote of a majority of our entire Board serving at the time of such vote. The number of directors is currently set at seven. The directors are elected for a two-year term or until the election of their respective successors or until their resignation, removal from office or death.

     The  Board  is  currently  composed  of  seven  directors  -  four  Class I
Directors: Mark D. Hagans, Carl Richard, Joseph H. Scheib and Joan B. Wills; and three Class II Directors: James H. Hartung, Timothy R. Kasmoch and Thomas L. Kovacik (whose terms will expire upon the election and qualification of directors at the annual meetings of stockholders to be held in 2011 and 2012, respectively).

     Each of our current Class I Directors - Mark D. Hagans, Carl Richard, Joseph H. Scheib and Joan B. Wills - is presently standing for re-election to the Board. If elected, the nominees each will serve for a term of two-years and until their respective successors are elected or until their earlier resignation, removal from office or death.

     Each of the nominees has consented to serve until his term expires if elected at the Annual Meeting as a Class I Director. If any nominee declines or is unable to accept such nomination to serve as a Class I Director, events which the Board does not now expect, the Board may designate a substitute nominee, in which event the proxies reserve the right to vote for such substitute nominee. The proxy solicited hereby will not be voted to elect more than four Class I Directors.

     Under our By-Laws, a nominee for a Class I Director must be elected by a majority of the votes cast, meaning that the number of votes cast "for" a director nominee must exceed the number of votes cast "against" that director nominee. Under Delaware law, if an incumbent nominee for director in an uncontested election does not receive the requisite votes for reelection, the director remains in office as a "holdover" director until a successor is elected and qualified.

     However, our Board has adopted a policy under which the Board will nominate for election or re-election as a director only candidates who agree to tender, promptly following their failure to receive the required vote for election or re-election at the next meeting at which they would face election or re-election, an irrevocable resignation that will be effective upon acceptance by the Board. In addition, the Board will fill director vacancies and new directorships only with candidates who agree to tender the same form of resignation, promptly following their appointment to the Board. Each of Messrs. Hagans, Richard and Scheib and Ms. Wills has submitted such a resignation to the Board.

     THE BOARD OF DIRECTORS RECOMMENDS THAT MESSRS. HAGANS, RICHARD AND SCHEIB AND MS. WILLS BE ELECTED AT THE ANNUAL MEETING AS CLASS I DIRECTORS. The Board intends to vote proxies received from stockholders for the election of the four Class I Directors named above.

     Certain information about all of the directors and nominees for director is furnished below.


                            DIRECTORS OF THE COMPANY

     The Board is currently composed of four Class I Directors: Mark D. Hagans, Carl Richard, Joseph H. Scheib and Joan B. Wills; and three Class II Directors:
James H. Hartung, Timothy R. Kasmoch and Thomas L. Kovacik (whose terms will expire upon the election and qualification of directors at the annual meetings of stockholders to be held in 2011 and 2012, respectively). At each annual meeting of stockholders, directors will be elected for a full term of two years to succeed those directors whose terms are expiring.

     The  following  table  sets  forth  the  names  and  ages of our directors.


Name                Age                          Position
------------------  ---  --------------------------------------------------------

Mark D. Hagans       44  Class I Director*
James H. Hartung     68  Class II Director, Chairman of the Board
Timothy R. Kasmoch   49  Class II Director, President and Chief Executive Officer
Thomas L. Kovacik    63  Class II Director
Carl Richard         84  Class I Director*
Joseph H. Scheib     54  Class I Director*
Joan B. Wills        58  Class I Director*


_____________
* Directors currently nominated for re-election.

MARK D. HAGANS is an attorney and partner with the law firm of Plassman, Rupp, Short & Hagans, of Archbold, Ohio, and his practice focuses on corporation, taxation and banking law. Mr. Hagans serves on numerous Boards of Directors, including the Fulton County Health Center, where he is presently chair of the Finance Committee. Mr. Hagans earned his law degree from the University of Toledo. Mr. Hagans has served as our director since December 2006 and is a member of the Board's Audit, Finance and Technology Committees. Mr. Hagans' experience as a lawyer and businessman enables him to bring valuable resources to the Board.

JAMES H. HARTUNG is the former President and Chief Executive Officer of the Toledo-Lucas County (Ohio) Port Authority, a position he held from 1994 until 2008. Mr. Hartung has served as our Director since January 2006 and is a member of the Board's Compensation and Nominating Committees. Mr. Hartung presently also serves as the Chairman of the Board/Executive Vice-President at Seasnake World Wide Marketing LLC, a marketing concern commercializing the Seasnake shipping system for the marine transportation of liquid, dry bulk, break-bulk and inter-modal container cargo; and Senior Associate at James A. Poure & Associates, which provides diverse management consultant services to small to medium size business, family owned business and entrepreneurial start-ups. Mr. Hartung's qualifications to serve as a director and our Chairman of the Board consist of several years experience as a businessman, as an organizational leader and community organizer, and in dealings with local government and related agencies that enable him to bring valuable insights to the Board.

TIMOTHY R. KASMOCH has been our President and Chief Executive Officer since February 2006 and a director since January 2006. Until April 1, 2007, Mr.
Kasmoch was also President and CEO of Tri-State Garden Supply, d/b/a Gardenscape, a bagger and distributor of lawn and garden products, which has provided trucking services to our Company. Mr. Kasmoch is a graduate of Penn State University. Mr. Kasmoch is a member of the Board's Finance and Technology Committees. Mr. Kasmoch's qualifications to serve as a director of the Company consist of his experience in the soil and distribution business as well as an extensive knowledge of the transportation and trucking industry. Mr. Kasmoch's strength is in strategic planning and he possesses a broad, fundamental understanding of the business drivers affecting us. He is the only "insider" on the Board.

THOMAS L. KOVACIK is the Executive Director of Transportation Advocacy Group of Northwest Ohio ("TAGNO"), a strategic planning organization working with local and Ohio transportation and economic development officials, and the President of Kovacik Consulting, a business consulting company. Mr. Kovacik was previously employed by us from 1992 to 1995 as President of Great Lakes N-Viro, at the time one of our divisions. Mr. Kovacik has also held various positions with local government, utilities and environmental companies, and earned a masters degree from Bowling Green State University in Geochemistry. Mr. Kovacik has served as our Director since December 2006, and is a member of the Board's Compensation and Technology Committees. Mr. Kovacik's qualifications to serve as a director of the Company consist of his experience in the environmental, government and utilities industries, and his prior position with us as a divisional president. His strength in strategic planning and transactional experience offers a unique perspective to the Board.

CARL RICHARD is the former Executive Vice-President of P.R. Transportation, a trucking company located in Toledo, Ohio, and was a consultant to us from January 2006 to April 2007. Mr. Richard served as Vice-President of C.A. Transportation from 1988 through 2000 and as Vice-President of R.O.S.S. Investments, a real estate holding company, from 1980 through 2000. Mr. Richard has served as our director since December 2004 and is a member of the Board's Nominating Committee. Mr. Richard's qualifications to serve as a director of the Company consist of his extensive experience in the transportation and trucking industry.

JOSEPH H. SCHEIB is a Certified Public Accountant and is the Financial Controller for Verity Investments, Inc., a registered investment advisory firm in Durham, North Carolina. From February 2003 until 2010, Mr. Scheib was the Chief Financial Officer of Broad Street Software Group in Edenton, North Carolina, and from May 2000 until February 2003 he was the Financial Operation Principal/Compliance Officer of Triangle Securities, LLC of Raleigh, North
Carolina, an asset management, brokerage and investment banking firm. Mr. Scheib is a graduate of East Carolina University with a degree in accounting. Mr. Scheib has served as our Director since December 2004, and is a member of the Board's Audit, Finance and Nominating Committees. Mr. Scheib's qualifications to serve as a director of the Company consist of his strong financial and asset management experience and serving the Company in a financial oversight role as the Chair of the Audit Committee. Given his extensive knowledge and experience in finance, Mr. Scheib has been determined to be an audit committee financial expert by the Board.

JOAN B. WILLS is currently legal counsel for The Narragansett Bay Commission, a regional sewer authority located in Providence, Rhode Island, a position she has held since 2008. Also, Ms. Wills is currently Co-Trustee of the Cooke Family Trust, an owner of more than 5% of N-Viro International Corporation common stock. From 2006 until 2008, Ms. Wills provided legal counsel to the Rhode
Island Office of Legislative Counsel, an agency involved in drafting new legislation and amendments to the State of Rhode Island. Ms. Wills has been a practicing attorney at various points in her career, and holds a Bachelor of Arts degree from the University of Rhode Island and a Juris Doctorate from Suffolk University Law School in Boston. Ms. Wills has served as our Director since August 2009 and is a member of the Compensation Committee. Ms. Wills' qualifications to serve as a director of the Company consist of her experience as an attorney in the utilities industry.

KEY  RELATIONSHIPS

     Joan Wills is currently Co-Trustee of the Cooke Family Trust, an owner of more than 5% of our common stock.


                     CORPORATE GOVERNANCE AND BOARD MATTERS

OUR  BOARD  OF  DIRECTORS

     Our business, property and affairs are managed under the direction of our Board. We have determined that the Company's interests are best served by having a Chairman of the Board who is independent of the management of the Company because it is our view this inherently strengthens board independence in dealing with issues that closely involve management. Our Chief Executive
Officer has responsibility for setting our strategic direction and the day-to-day leadership and performance, while the Chairman of the Board has a greater focus on long-range Company goals and plans and governance of our Board of Directors. This balance between the two positions enables Mr. Kasmoch to focus on the operational and strategic challenges we presently face, with Mr. Hartung providing board leadership on matters of governance and management oversight.

     Our Board, as a whole, has the responsibility for risk oversight of management. The role of our Board of Directors is to oversee the President and Chief Executive Officer, the Executive Vice President and the Chief Financial Officer in the operation of the Company, including management's establishment and implementation of appropriate practices and policies with respect to areas of potentially significant risk to us. Our Board considers risks to the Company as part of the strategic planning process and thorough review of compliance issues in committees of our Board, as appropriate. While the Board has the ultimate oversight responsibility for such risk management process, various committees of the Board are structured to oversee specific risks in the areas covered by their respective assignments such as audits or compensation. In addition, our Board may retain, on such terms as determined by the Board and in its sole discretion, independent legal, financial and other consultants and advisors to advise and assist the Board in fulfilling its oversight responsibilities. Currently, there are no such consultants in any category assisting or advising the Company.

     Management is responsible for N-Viro's day-to-day risk management, and the entire Board's role is to engage in informed oversight. Our Chief Executive Officer is a member of the Board of Directors, and our Chief Financial Officer and Executive Vice President/General Counsel regularly attend Board meetings, which helps facilitate discussions regarding risk between the Board and our senior management, as well as the exchange of risk-related information or concerns between the Board and the senior management. The Board believes Mr. Kasmoch's service as Chief Executive Officer and on the Board is appropriate because it bridges a critical gap between our management and the Board, enabling the Board to benefit from management's perspective on our business while the Board performs its oversight function.

     The Company's philosophy about diversity among its Board members is discussed below under "Nominating Committee."

MEETINGS  OF  THE  BOARD  OF  DIRECTORS

     Our Board held eight meetings during 2010, consisting of one regular meeting and seven special meetings. Each director attended 100% of the aggregate number of meetings held by the Board of Directors and the Committees of the Board of Directors on which he served. It is the policy of the Company that the members of the Board attend our annual stockholder meeting. Failure to attend annual meetings without good reason is a factor the Nominating Committee and Board will consider in determining whether or not to renominate a current Board member. All members of the Board serving at the time attended the 2010 Annual Meeting, except Mr. Scheib.

SHAREHOLDER  COMMUNICATIONS  WITH  THE  BOARD

     We encourage stockholder communications with directors. Stockholders may communicate with a particular director, all directors or the Chairman of the Board by mail or courier addressed to him or the entire Board in care of James
K. McHugh, Corporate Secretary, N-Viro International Corporation, 2254 Centennial Road, Toledo, OH 43611. All correspondence should be in a sealed envelope marked "Confidential" and will be forwarded unopened to the director as appropriate.

BOARD  INDEPENDENCE

     Although we are not subject to the listing requirements of any stock exchange, we are committed to a board in which a majority of our members consist of independent directors, as defined under the NASDAQ rules. The Board has reviewed the independence of its members, applying the NASDAQ standards and considering other commercial, legal, accounting and familial relationships between the directors and us. The Board has determined that all of the directors and director nominees are independent other than Mr. Kasmoch, who is not an independent director by virtue of his current position as our Chief Executive Officer.

CODE  OF  ETHICS

     We have adopted a Code of Ethics which covers the Chief Executive Officer and Chief Financial Officer, which is administered and monitored by the Audit Committee of the Board. A copy of the Code of Ethics was attached as Exhibit
14.1 to the Annual Report on Form 10-K for the year ended December 31, 2010, and is posted on our web site at www.nviro.com.
                                    -------------

COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     The Board has the following standing committees: the Audit Committee, the Compensation Committee, the Finance Committee, the Nominating Committee and the Technology Committee. The composition and function of each Committee is set forth below:


DIRECTOR            AUDIT  COMPENSATION  NOMINATING  FINANCE  TECHNOLOGY
------------------  -----  ------------  ----------  -------  ----------
Mark D. Hagans         X                                 X*        X
James H. Hartung                X             X
Timothy R. Kasmoch                                        X        X*
Thomas L. Kovacik               X*                                 X
Carl Richard                                  X
Joseph H. Scheib       X*                     X*          X
Joan B. Wills                   X


*  Committee Chair


AUDIT  COMMITTEE

     Our Audit Committee consisted of Messrs. Scheib and Hagans. In accordance with our Audit Committee Charter, each of the Audit Committee members must be "independent" as determined under the NASDAQ rules. The Audit Committee currently is not subject to, and does not follow, the independence criteria set forth in Section 10A of the Securities Exchange Act 1934, as amended. The Board has determined that each of the directors who serve on the Audit Committee are "independent" under the NASDAQ rules, meaning that neither of them has a relationship with us that may interfere with their independence from us and our management. Further, the Board has determined that Mr. Scheib qualifies as a "financial expert" as defined by the Securities and Exchange Commission (the "SEC").

     The Audit Committee recommends the appointment of the outside auditor, oversees our accounting and internal audit functions and reviews and approves the terms of transactions between us and related party entities. During 2010, the Audit Committee met three times. The Audit Committee has retained UHY LLP to conduct the audit for the year ended December 31, 2011. The Audit Committee is governed by a written charter, a copy of which was attached to the Proxy Statement for our annual meeting held on June 8, 2007.

COMPENSATION COMMITTEE

     The Compensation Committee determines officers' salaries and bonuses and administers the grant of stock options pursuant to our stock option plans. The Compensation Committee does not have a written charter. The Compensation Committee consists of Messrs. Kovacik and Hartung and Ms. Wills. The Compensation Committee met three times during 2010.

     The Board has determined that all of the members of the committee are "independent" as determined under the NASDAQ standards.

FINANCE COMMITTEE

     The Finance Committee, consisting of Messrs. Hagans, Kasmoch and Scheib, assists in monitoring our cash flow requirements and approves any internal or external financing or leasing arrangements. The Finance Committee does not have a written charter. The Finance Committee met two times during 2010.

NOMINATING COMMITTEE

     The Nominating Committee, consisting of Messrs. Scheib, Richard and Hartung, considers and recommends to the Board qualified candidates for election as Board members, and establishes and periodically reviews criteria for selection of directors. The Nominating Committee does not have a written charter. The Nominating Committee met one time during 2010.

     The Board has determined that all of the members of the committee are "independent" as determined under the NASDAQ standards.

     The Nominating Committee will consider candidates recommended by stockholders, directors, officers, third-party search firms and other sources for nomination as a director. The Committee considers the needs of the Board and evaluates each director candidate in light of, among other things, the candidate's qualifications. Recommended candidates must be of the highest character and integrity, free of any conflicts of interest and possess the ability to work collaboratively with others, and have the time to devote to Board activities. All candidates will be reviewed in the same manner, regardless of the source of the recommendation. Presently, the Nominating Committee does not consider diversity as a characteristic in its selection of candidates except to the extent that the Nominating Committee seeks to expand the range of categories of experience and relationships in different aspects of the waste management process the Company requires for the different foci of its business and potential contacts with sources of business opportunity for the Company.

     The Nominating Committee will consider all stockholder recommendations of proposed director nominees, if such recommendations are timely received under applicable SEC regulations and include all of the information required to be included as set forth in the By-Laws. To be considered "timely received," recommendations must be received in writing at our principal executive offices, at N-Viro International Corporation, 2254 Centennial Road, Toledo, Ohio 43611,
Attention:  Chairman,  Nominating  Committee,  c/o  James  K.  McHugh, Corporate
Secretary,  no  later  than  February  25,  2012.

     All candidates recommended by stockholders should be independent and possess substantial and significant experience which would be of value to us in the performance of the duties of a director. In addition, any stockholder director nominee recommendation must include, at a minimum, the following information: the stockholder's name; address; the number and class of shares owned; the candidate's biographical information, including name, residential and business address, telephone number, age, education, accomplishments, employment history (including positions held and current position), and current and former directorships; and the stockholder's opinion as to whether the stockholder recommended candidate meets the definitions of "independent" under the NASDAQ standards. In addition, the recommendation letter must provide the information that would be required to be disclosed in the solicitation of proxies for election of directors under federal securities laws. The stockholder must include the candidate's statement that he/she meets these requirements; is willing to promptly complete the Questionnaire required of all officers, directors and candidates for nomination to the Board; will provide such other information as the Committee may reasonably request; consents to serve on the Board if elected; and a statement whether such candidate, if elected, intends to tender, promptly following such person's election or re-election, an irrevocable resignation effective upon such person's failure to receive the required vote for re-election at the next meeting at which such person would face re-election.

COMPENSATION OF DIRECTORS

     Our Board of Directors has approved the payment of cash compensation to non-employee directors in exchange for their service on the Board. The amount of cash compensation to be received by each non-employee director is $1,000 per regular meeting attended during each calendar year, and $500 per special meeting attended. Our Board of Directors generally has four meetings per calendar year. The Directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committees thereof.

     Under both our current stock option plans (the N-Viro International Corporation Second Amended and Restated 2004 Stock Option Plan ["2004 Plan"] and the N-Viro International Corporation 2010 Stock Option Plan ["2010 Plan"]), each non-employee Director automatically receives a grant of options to purchase 2,500 or 5,000 shares, respectively, of Common Stock for each regular meeting attended, and an option to purchase 1,250 or 2,500 shares, respectively, of Common Stock for each special meeting attended, subject to a maximum of 15,000 or 30,000 options, respectively, in any calendar year.

     Directors who are our employees do not receive any additional compensation for serving as Directors. Directors who are our consultants do not receive any additional cash compensation for serving as Directors, but do receive stock options per the provisions of either the 2004 Plan or the 2010 Plan.

     See "Certain Relationships and Related Transactions" for additional compensation to directors.

                             DIRECTOR COMPENSATION

                       Fees                         Non-Equity    Non-Qualified   Non-Qualified
                    Earned or                        Incentive      Incentive        Deferred            All
                     Paid in     Stock    Option       Plan            Plan        Compensation         Other
Name                   Cash     Awards    Awards   Compensation    Compensation      Earnings     Compensation (1)    TOTAL
------------------  ----------  -------  --------  -------------  --------------  --------------  -----------------  -------
Joseph H. Scheib    $    3,000        -  $ 34,785              -               -               -                  -  $ 37,785
Carl Richard        $    3,000        -  $ 34,785              -               -               -                  -  $ 37,785
James H. Hartung    $    3,000        -  $ 34,785              -               -               -                  -  $ 37,785
Mark D. Hagans      $    3,000        -  $ 34,785              -               -               -                  -  $ 37,785
Thomas L. Kovacik   $    3,000        -  $ 34,785              -               -               -  $          31,421  $ 69,206
Joan B. Wills       $    3,000        -  $ 34,785              -               -               -                  -  $ 37,785
Timothy R. Kasmoch           -        -         -              -               -               -                  -  $      0
                    ----------  -------  --------  -------------  --------------  --------------  -----------------  --------
                    $   18,000  $     0  $208,710  $           0  $            0  $            0  $          31,421  $258,131
                    ==========  =======  ========  =============  ==============  ==============  =================  ========

(1)     represents a consulting fee paid to Mr. Kovacik in 2010 with 10,000 stock options.



      PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The firm of UHY LLP served as independent auditors for the year ended December 31, 2010 and has been selected by us to serve as our independent auditors for the year ending December 31, 2011. Although the submission of this matter for approval by the stockholders is not legally required, the Board believes that such submission follows sound business practice and is in the best interests of the stockholders. If the appointment is not ratified by the holders of a majority of the shares present in person or by proxy at the Annual Meeting, the directors will consider the selection of another accounting firm. If such a selection were made, it may not become effective until 2012 because of the difficulty and expense of making such a substitution. A representative of UHY is expected to attend the Annual Meeting and therefore will be available to respond to appropriate questions at the Annual Meeting.

     The audit reports of UHY on our consolidated financial statements for the fiscal years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF UHY LLP TO SERVE AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2011.


                                 OTHER MATTERS

     We are not aware of any matters to be presented for action at the Annual Meeting other than the matters set forth above. If any other matters do properly come before the meeting or any adjournment thereof, it is intended that the persons named in the proxy will vote in accordance with their judgment on such matters.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     We had outstanding 5,967,928 shares of Common Stock, $.01 par value per share, or the Common Stock, on June 6, 2011, which constitutes the only class of our outstanding voting securities.

FIVE PERCENT STOCKHOLDERS

     At June 6, 2011, the following were the only persons known to us to own beneficially more than 5% of the outstanding shares of Common Stock:



Title                    Name and                  Amount and           Percentage of
of                      Address of                  Nature of        Outstanding Shares
Class                Beneficial Owner         Beneficial Ownership     of Common Stock
------------  ------------------------------  ---------------------  -------------------
              Cooke Family Trust
              90 Grande Brook Circle, #1526
Common Stock  Wakefield, Rhode Island  02879            673,221 (1)                11.1%

----------------------------------------------------------------------------------------
              VC Energy I, LLC
              3900 Paradise Road, Suite U
Common Stock  Las Vegas, NV  89169                      800,000 (2)                12.6%


1.     The  shares  attributed  to  the  Cooke Family Trust include 573,221 shares owned beneficially  and  100,000  in  Common  Stock  warrants exercisable to purchase an equal number  of shares of Common Stock.  This information was derived from communication with the  Cooke  Family  Trust.

2.     The  shares  attributed  to  VC  Energy  I,  LLC  include  400,000  shares  owned beneficially  and  400,000  in  Common  Stock  warrants exercisable to purchase an equal number  of  shares  of Common Stock.  This information was derived from the Schedule 13G filed  on  July  8,  2010.



SECURITY  OWNERSHIP  OF  MANAGEMENT

     The following table sets forth, as of June 6, 2011, unless otherwise specified, certain information with respect to the beneficial ownership of our shares of Common Stock by each person who is our director, a nominee for the Board, each of the Named Executive Officers, and by our directors and executive officers as a group. Unless otherwise noted, each person has voting and investment power, with respect to all such shares, based on 5,967,928 shares of Common Stock outstanding on the record date. Pursuant to the rules of the SEC, shares of Common Stock which a person has the right to acquire within 60 days of the date hereof pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.


                                                                             Amount and Nature of       Percent of Class
Title of Class                   Name of Beneficial Owner                    Beneficial Ownership   1         Class
--------------  -----------------------------------------------------------  --------------------  --   -----------------
Common Stock    Mark D. Hagans                                                             44,150    2              0.74%
Common Stock    James H. Hartung                                                           62,250    3              1.04%
Common Stock    Timothy R. Kasmoch                                                        866,500    4             12.94%
Common Stock    Thomas L. Kovacik                                                          52,500    5              0.88%
Common Stock    Carl Richard                                                              183,040    6              3.01%
Common Stock    Joseph H. Scheib                                                          241,072    7              3.98%
Common Stock    Joan B. Wills                                                             699,471    8             11.69%
Common Stock    Robert W. Bohmer                                                          423,600    9              6.66%
Common Stock    James K. McHugh                                                           218,920   10              3.56%
Common Stock    All directors and executive officers as a group (9 persons)             2,791,503   11             36.01%


1. Except as otherwise indicated, all shares are directly owned with voting and investment power held by the person named.

2. Represents 4,450 shares of Common Stock owned by Mr. Hagans and 39,700 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.94 to $3.90 per share.

3. Represents 2,610 shares of Common Stock owned by Mr. Hartung, 48,750 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.42 to $3.90 per share and 10,890 unregistered shares issuable upon exercise of warrants which are currently exercisable at $2.00 per share.

4. Represents 100,000 unregistered shares and 8,000 registered shares of Common Stock owned by Mr. Kasmoch, 50,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at $1.85 per share and 708,500 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.70 to $3.27 per share.

5. Represents 1,000 shares of Common Stock owned by Mr. Kovacik and 51,500 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.82 to $3.90 per share.

6. Represents 65,601 shares of Common Stock owned by Mr. Richard, 60,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $3.90 per share and 57,439 unregistered shares issuable upon exercise of warrants which are currently exercisable at prices ranging from $1.85 to $2.00 per share.

7. Represents 124,922 shares of Common Stock owned by Mr. Scheib, 61,250 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $3.90 per share, 600 shares owned by a family member over which Mr. Scheib acts as custodian and 54,300 unregistered shares issuable upon exercise of warrants which are currently exercisable at prices ranging from $1.85 to $2.52 per share.

8. Represents 10,000 shares of Common Stock owned by Ms. Wills, 16,250 shares issuable upon exercise of options which are currently exercisable at prices ranging from $2.66 to $3.53 per share and 673,221 shares of Common Stock owned beneficially by the Cooke Family Trust, a more than 5% stockholder of which Ms. Wills is a trustee. See further information in the section "Five Percent Stockholders".

9. Represents 2,600 shares of Common Stock owned by Mr. Bohmer and 421,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.94 to $3.27 per share.

10. Represents 13,920 shares of Common Stock owned by Mr. McHugh and a total of 205,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.50 to $3.27 per share.

11. Represents 333,103 shares of Common Stock owned by the directors and officers, 673,821 shares owned indirectly, 1,611,950 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $3.90 per share and a total of 172,629 unregistered shares issuable upon exercise of warrants which are currently exercisable at prices ranging from $1.85 to $2.52 per share.



                       EXECUTIVE OFFICERS OF THE COMPANY

     Executive officers of the Company are appointed by the Board of Directors and hold office at the pleasure of the Board. Set forth below is biographical and other information on the current executive officers of the Company. Mr. Kasmoch also serves as a member of the Board and his biographical information is set forth above under the caption "Directors of the Company."


Name                Age                      Position
------------------  ---  ------------------------------------------------

Timothy R. Kasmoch   49  President and Chief Executive Officer
Robert W. Bohmer     41  Executive Vice-President and General Counsel
James K. McHugh      52  Chief Financial Officer, Secretary and Treasurer


ROBERT W. BOHMER has been our Executive Vice-President and General Counsel since July 2007. From 1996 until joining the Company, Mr. Bohmer had been a partner with the law firm of Watkins, Bates and Carey, LLP, Toledo, Ohio. From 2005 through June 2007, Mr. Bohmer had served as general outside counsel to the Company.

JAMES K. MCHUGH has served as our Chief Financial Officer, Secretary and Treasurer since January 1997. Prior to that date, Mr. McHugh served the Company in various financial positions since April 1992, and was a key member of the team that took the Company public in 1993.


                             EXECUTIVE COMPENSATION

COMPENSATION  OF  EXECUTIVE  OFFICERS

     The following table presents the total compensation paid to our Chief Executive Officer, Executive Vice President and Chief Financial Officer during 2010 and 2009. There were no other executive officers who were serving at the end of 2010 or 2009 and whose total compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE


                                                                           Non-Equity   Nonqualified
                                                                           Incentive      Deferred
Name and Principal                                   Stock     Option         Plan      Compensation    All Other
Position                     Year   Salary   Bonus   Awards  Awards (4)   Compensation    Earnings    Compensation    TOTAL
---------------------------  ----  --------  ------  ------  -----------  ------------  ------------  -------------  --------
TIMOTHY R. KASMOCH           2010  $150,000       -       -  $   446,152             -             -  $      21,518  $617,670
President and Chief          2009  $150,000       -       -  $   570,376             -             -  $      11,000  $731,376
Executive Officer (1)

ROBERT W. BOHMER             2010  $150,000       -       -  $   373,763             -             -  $           0  $523,763
Executive Vice-President +   2009  $150,000       -       -  $   454,344             -             -  $           0  $604,344
General Counsel (2)

JAMES K. MCHUGH              2010  $125,000  $7,810       -  $    94,926             -             -  $         399  $228,135
Chief Financial Officer,     2009  $116,688       -       -  $   190,746             -             -  $         399  $307,833
Secretary + Treasurer (3)

(1) For the "All Other Compensation" column, Mr. Kasmoch's spouse was compensated for outside consulting services rendered to the Company at various times during 2009 and 2010, in addition to wages paid in the last quarter of 2010 after her hiring as a full time employee. All compensation was in cash.

(2) Mr. Bohmer's value of the 2009 Option Award includes the 2007 Option Award recorded as an expense in the amount of $46,667. The value of the 2010 Option Award includes the 2007 Option Award recorded as an expense in the amount of $70,000.

(3) For the "All Other Compensation" column, Mr. McHugh is taxed on the imputed benefit of a life insurance policy that benefits his personal beneficiary for one-half the face value of the policy and N-Viro International Corporation for the other one-half.

(4) The amounts included in the Option Awards column include the aggregate grant date fair value of options granted in the fiscal year computed in accordance with FASB ASC Topic 718. We continue to use the Black-Scholes model to measure the grant date fair value of stock options. For a discussion of the valuation assumptions used to value the options, see Note 5 to our Consolidated Financial Statements included in this annual report on Form 10-K for the fiscal year ended December 31, 2010.


                                      2010 GRANTS OF PLAN BASED AWARDS

                                              Estimated Future Payouts Under              Estimated Future Payouts Under
                                             Non-Equity Incentive Plan Awards             Equity Incentive Plan Awards
                      Grant     Approval   --------------------------------------  --------------------------------------
Name                 Date (1)     Date     Threshold ($)  Target ($)  Maximum ($)  Threshold (#)  Target (#)  Maximum (#)
------------------  ----------  ---------  -------------  ----------  -----------  -------------  ----------  -----------
Timothy R. Kasmoch   3/17/2010  3/17/2010              -           -            -              -           -      470,000

Robert W. Bohmer     3/17/2010  3/17/2010              -           -            -              -           -      320,000

James K. McHugh      3/17/2010  3/17/2010              -           -            -              -           -      100,000

                    Full Grant   Base Price of
                    Date Fair       Option
Name                Value ($)   Awards ($/shr.)
------------------  ----------  ---------------
Timothy R. Kasmoch   1,245,074             3.27

Robert W. Bohmer       847,710             3.27

James K. McHugh        264,909             3.27




                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END


                    OPTION AWARDS                                                          STOCK AWARDS
                    --------------                                                         -------------

                                                       Equity
                                                      Incentive
                                                        Plan                                                Market
                         # of            # of          Awards:                                 # of        Value of
                      Securities      Securities    # Securities                             Shares or     Shares or
                      Underlying      Underlying     Underlying                              Units of      Units of
                     Unexercised     Unexercised     Unexercised     Option      Option     Stock That    Stock That
                     Options (#)     Options (#)      Unearned      Exercise   Expiration    Have Not      Have Not
Name                 Exercisable    Unexercisable    Options (#)   Price (#)      Date      Vested (#)    Vested ($)
------------------  --------------  --------------  -------------  ----------  ----------  -------------  -----------
Timothy R. Kasmoch         250,000               -              -  $     2.00    12/31/11              -            -
Timothy R. Kasmoch           2,500               -              -  $     1.70     2/15/16              -            -
Timothy R. Kasmoch          25,000               -              -  $     1.94     7/11/19              -            -
Timothy R. Kasmoch         243,000               -              -  $     2.23     7/22/19              -            -
Timothy R. Kasmoch         188,000         282,000              -  $     3.27     3/18/20              -            -

Robert W. Bohmer           100,000               -              -  $     2.80     6/13/17              -            -
Robert W. Bohmer            25,000               -              -  $     1.94     7/11/19              -            -
Robert W. Bohmer           168,000               -              -  $     2.23     7/22/19              -            -
Robert W. Bohmer           128,000         192,000              -  $     3.27     3/18/20              -            -

James K. McHugh             10,000               -              -  $     1.50     12/7/11              -            -
James K. McHugh             12,000               -              -  $     2.10    11/11/14              -            -
James K. McHugh             50,000               -              -  $     2.00    12/31/16              -            -
James K. McHugh             25,000               -              -  $     1.94     7/11/19              -            -
James K. McHugh             68,000               -              -  $     2.23     7/22/19              -            -
James K. McHugh             40,000          60,000              -  $     3.27     3/18/20              -            -


                       Equity           Equity
                      Incentive       Incentive
                    Plan Awards:     Plan Awards:
                     # Unearned       Market or
                       Shares,       Payout Value
                      Units or       of Unearned
                    Other Rights    Shares, Units
                      That Have    or Other Rights
                         Not          That Have
Name                 Vested (#)     Not Vested (#)
------------------  -------------  ----------------
Timothy R. Kasmoch              -                 -
Timothy R. Kasmoch              -                 -
Timothy R. Kasmoch              -                 -
Timothy R. Kasmoch              -                 -
Timothy R. Kasmoch              -                 -

Robert W. Bohmer                -                 -
Robert W. Bohmer                -                 -
Robert W. Bohmer                -                 -
Robert W. Bohmer                -                 -

James K. McHugh                 -                 -
James K. McHugh                 -                 -
James K. McHugh                 -                 -
James K. McHugh                 -                 -
James K. McHugh                 -                 -
James K. McHugh                 -                 -



     All options awards were made granted under the Company's current stock option plan described under the caption "Equity Compensation Plan Information."

EMPLOYMENT  AGREEMENTS

     On February 13, 2007, we entered into an employment agreement with Mr. Timothy R. Kasmoch as our President and Chief Executive Officer. Mr. Kasmoch's employment agreement was for a two-year term commencing on February 13, 2007 and provided for automatic renewal of successive one-year terms unless notice was provided ninety (90) days prior to the expiration of the then current term. The agreement provided that Mr. Kasmoch was to receive an annual base salary of $150,000, subject to an annual increase at the discretion of the Board. In addition, Mr. Kasmoch was eligible for an annual cash bonus in an amount to be determined by, and otherwise subject to the discretion of, the Board.
Generally, Mr. Kasmoch's employment agreement was subject to termination by us with or without cause or by the Employee for any reason. If the agreement was terminated by us without cause (other than by reason of the death or disability of Mr. Kasmoch), Mr. Kasmoch would have continued to receive his base salary then in effect for the period between the termination date and the expiration date of the agreement. If the agreement was terminated for any other reason by either party, Mr. Kasmoch was entitled to receive his base salary through the effective date of the termination plus any bonus or incentive compensation which had been earned or payable through the termination date, as provided for in the agreement. A copy of Mr. Kasmoch's employment agreement was attached to a Form 8-K as Exhibit 10.1, filed by us on March 12, 2007.

     Effective April 2, 2008, we entered into a first amendment to the employment agreement with Mr. Kasmoch. The amendment extended the term of Mr. Kasmoch's employment agreement for an additional two years. As a result, the term of Mr. Kasmoch's employment agreement was set to expire on February 12, 2011, instead of February 12, 2009 as provided for in the original employment agreement. A copy of the amendment to Mr. Kasmoch's employment agreement was attached to a Form 8-K as Exhibit 10.1, filed by us on April 7, 2008.

     Effective March 17, 2010, we entered into a new Employment Agreement (the "Agreement") with Mr. Kasmoch commencing February 26, 2010. The Agreement is for a five-year term commencing on February 26, 2010 and provides for automatic renewal of successive one-year terms unless notice is provided ninety (90) days prior to the expiration of the then current term. The agreement provides that Mr. Kasmoch is to receive an annual base salary of $150,000, subject to annual increase at the discretion of our Board of Directors. In addition, Mr. Kasmoch is eligible for an annual cash bonus in an amount to be determined by, and otherwise subject to the discretion of the Board of Directors. Under the agreement, this determination is to be based upon the Board of Directors review of Mr. Kasmoch's performance. The Agreement also provides for a stock option grant of 470,000 options that vest over a five year period, pursuant to the Second Amended and Restated 2004 Stock Option Plan. While employed with the Company, the Agreement allows Mr. Kasmoch to engage in other limited business activities that are not competitive with and do not involve the Company, subject to the prior disclosure to the Company's Audit Committee. The Employment Agreement permits Mr. Kasmoch to terminate his employment in the event of a change of control or certain enumerated material breaches thereof by the Company. A copy of this employment agreement was attached to a Form 8-K as
Exhibit  10.1,  filed  by  us  on  March  19,  2010.

     In June 2007, we executed an employment agreement with Robert W. Bohmer as our Vice-President of Business Development and General Counsel, which commenced July 1, 2007. Mr. Bohmer's agreement was for a two-year term at $150,000 per year plus a stock option grant of 100,000 shares. In addition, Mr. Bohmer was eligible for an annual cash bonus in an amount to be determined. Generally, the agreement was subject to termination by us with or without cause or by the Employee for any reason. A copy of Mr. Bohmer's employment agreement was attached to a Form 8-K as Exhibit 10.1, filed by us on June 20, 2007.

     Effective June 19, 2008, we entered into a first amendment to the employment agreement with Mr. Bohmer. The amendment extended the term of Mr. Bohmer's employment agreement for an additional two years. As a result, the term of Mr. Bohmer's employment agreement was set to expire on July 1, 2011, instead of July 1, 2009 as provided for in the original employment agreement. Except for the extension of the term, there were no other changes to Mr. Bohmer's employment agreement. A copy of the amendment to Mr. Bohmer's employment agreement was attached to a Form 8-K as Exhibit 10.1, filed by us on June 20, 2008.

     Effective March 17, 2010, we entered into a new Employment Agreement (the "Agreement") with Mr. Bohmer as our Executive Vice President and General Counsel, commencing February 26, 2010. The Agreement is for a five-year term commencing on February 26, 2010 and provides for automatic renewal of successive one-year terms unless notice is provided ninety (90) days prior to the expiration of the then current term. The Agreement provides that Mr. Bohmer is to receive an annual base salary of $150,000, subject to an annual increase at the discretion of our Board of Directors. In addition, Mr. Bohmer is eligible for an annual cash bonus in an amount to be determined, and otherwise subject to the discretion of the Board of Directors. Under the agreement, this determination is to be based upon the President/Chief Executive Officer's and Board of Directors review of Mr. Bohmer's performance. The Agreement also provides for a stock option grant of 320,000 options that vest over a five year period, pursuant to the Second Amended and Restated 2004 Stock Option Plan. While employed with the Company, the Agreement allows Mr. Bohmer to engage in other limited business activities that are not competitive with and do not involve the Company, subject to the prior disclosure to the Company's Audit Committee. The Employment Agreement permits Mr. Bohmer to terminate his employment in the event of a change of control or certain enumerated material breaches thereof by the Company. A copy of this employment agreement was attached to a Form 8-K as Exhibit 10.1, filed by us on March 19, 2010.

     Effective March 17, 2010, we entered into an Employment Agreement (the "Agreement") with James K. McHugh to serve as the Company's Chief Financial Officer commencing February 26, 2010. The Agreement is for a five-year term commencing on February 26, 2010 and provides for automatic renewal of successive one-year terms unless notice is provided ninety (90) days prior to the expiration of the then current term. The agreement provides that Mr. McHugh is to receive an annual base salary of $125,000, subject to annual increase at the discretion of the Board of Directors of the Company. In addition, Mr. McHugh is eligible for an annual cash bonus in an amount to be determined, and otherwise subject to the discretion of, the Board of Directors. Under the agreement, this determination is to be based upon the President/Chief Executive Officer's and Board of Directors review of Mr. McHugh's performance. The Agreement also provides for a stock option grant of 100,000 shares that vest over a five year period, pursuant to the Second Amended and Restated 2004 Stock Option Plan. While employed with the Company, the Agreement allows Mr. McHugh to engage in other limited business activities that are not competitive with and do not involve the Company, subject to the prior disclosure to the Company's Audit Committee. The Employment Agreement permits Mr. McHugh to terminate his employment in the event of a change of control or certain enumerated material breaches thereof by the Company. A copy of this employment agreement was attached to a Form 8-K as Exhibit 10.1, filed by us on March 19, 2010.

EQUITY  COMPENSATION  PLAN  INFORMATION

     We maintain three stock option plans (two are able to issue new grants) for directors, executive officers and key employees. The most recent plan ("2010 Plan") was approved by the stockholders in August 2010. The 2010 Plan authorizes the Board of Directors or a committee thereof, to grant awards of incentive stock options and non-qualified stock options for up to a maximum of 5,000,000 shares of Common Stock. For all of the plans, the total number of options granted and outstanding as of June 6, 2011 was 2,450,500, and the number of options available for future issuance was 4,824,075. Currently, all of the plans are administered by the Board of Directors via a committee.


THE FOLLOWING REPORTS OF THE AUDIT COMMITTEE AND THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE INCORPORATED BY REFERENCE IN ANY PREVIOUS OR FUTURE DOCUMENTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY EXPRESSLY INCORPORATES SAID REPORTS BY REFERENCE IN ANY SUCH DOCUMENT.

                         COMPENSATION COMMITTEE REPORT

     The following report was prepared by Thomas L. Kovacik, James H. Hartung and Joan B. Wills as members of our Compensation Committee.

     The compensation of our executive officers is determined by the Compensation Committee of the Board.

     The Compensation Committee's philosophy is to provide competitive forms and levels of compensation compared to industrial companies of similar size and business area. This philosophy is intended to assist us in attracting, retaining and motivating executives with superior leadership and management abilities. Consistent with this philosophy, the Compensation Committee determines a total compensation structure for each officer, consisting primarily of salary, bonus and stock options. The proportions of the various elements of compensation vary among the officers depending upon their levels of responsibility.

     The Compensation Committee establishes salary recommendations to the Board at a level intended to be competitive with the average salaries of executive officers in comparable companies with adjustments made to reflect our financial health. Bonuses are intended to provide executives with an opportunity to receive additional cash compensation, but only if they earn it through individual performance and our performance.

     Long-term incentives are provided through stock options granted under our Stock Option Plan. The stock options represent an additional vehicle for aligning management's and stockholders' interest, specifically motivating executives to remain focused on the market value of the Common Stock in addition to earnings per share and return on equity goals.

     The Compensation Committee, subject to any employment agreements in effect with the Company's executive officers, reviews and recommends to the Board for approval the salaries, bonuses and long-term incentives of our officers, including its most highly compensated executive officers. In addition, the Committee recommends to the Board the granting of stock options under our Stock Option Plan to executive officers and other selected employees, directors and to consultants, and otherwise administers our Stock Option Plan.

     With respect to compensation of Mr. Timothy R. Kasmoch, our President and Chief Executive Officer, Mr. Kasmoch's 2010 base salary was determined by his Employment Agreement with us dated February 13, 2007, which entitled him to an annual base salary of $150,000 over a period of two years. In 2008, an amendment dated April 2, 2008 to this Employment Agreement was agreed upon, effectively extending the Agreement until February 2011. In March 2010, a new employment agreement was agreed upon between the Company and Mr. Kasmoch. See "Employment Agreements."

     With respect to compensation of Mr. Robert W. Bohmer, our Vice-President of Business Development and General Counsel, Mr. Bohmer's 2010 base salary was determined by his Employment Agreement with us dated June 12, 2007, which entitled him to an annual base salary of $150,000 over a period of two years. In 2008, an amendment dated June 19, 2008 to this Employment Agreement was agreed upon, effectively extending the Agreement until July 2011. In March 2010, a new employment agreement was agreed upon between the Company and Mr. Bohmer. See "Employment Agreements."

     With respect to compensation of Mr. James K. McHugh, our Chief Financial Officer, Secretary and Treasurer, Mr. McHugh's 2010 base salary was determined by the Board of Directors as recommended by the Chief Executive Officer, which entitled him to an annual base salary of $125,000 after April 30, 2009, terminable at will by either party. In March, 2010, the Company and Mr. McHugh agreed to an employment agreement. See "Employment Agreements."

     The Compensation Committee is also responsible for recommending to the Board bonus amounts, if any, payable to Mr. Kasmoch, the Chief Executive Officer. Any bonuses payable will be determined by the Compensation Committee, based on the same elements and factors relating to our other Executive Officers.

     The Compensation Committee has not formulated any policy regarding qualifying compensation paid to our Executive Officers for deductibility under the limits of Section 162(m) of the Internal Revenue Code of 1986, as amended, because the Compensation Committee does not anticipate that any executive officers would receive compensation in excess of such limits in the foreseeable future.

Thomas  L.  Kovacik
James  H.  Hartung
Joan  B.  Wills


                             AUDIT COMMITTEE REPORT

     The following report was prepared by Joseph Scheib and Mark Hagans, as members of our Audit Committee.

     The Audit Committee oversees our financial reporting process on behalf of the Board. The Audit Committee meets with management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting. The Audit Committee discusses these matters with our independent auditors and with appropriate financial personnel and internal auditors. The Audit Committee regularly meets privately with both the independent auditors and the internal auditors, each of whom has unrestricted access to the Audit Committee, and recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management. In addition, the Audit Committee reviews our financing plans and report recommendations to the full Board for approval and to authorize action.

     Management has primary responsibility of our financial statements and the overall reporting process, including our system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with generally accepted accounting principles and discuss with the Audit Committee any issues they believe should be raised.

     This year, the Audit Committee reviewed our audited financial statements and met with both management and UHY LLP, our independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

     The Audit Committee has received from and discussed with UHY LLP, the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items related to that firm's independence from us. The Audit Committee also discussed with UHY LLP, any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010.

     Joseph H. Scheib
     Mark D. Hagans


                              INDEPENDENT AUDITORS

AUDIT  FEES

     Audit services of UHY LLP ("UHY") included the audit of our annual financial statements for 2010 and 2009, and services related to quarterly filings with the SEC through the reporting period ended September 30 in each of those years. Fees for these services totaled approximately $73,500 for 2010 and $72,000 for 2009.

AUDIT  RELATED  FEES

     There were no fees billed for the years ended December 31, 2010 and December 31, 2009 for assurance and related services by UHY that are reasonably related to the performance of the audit or review of our financial statements.

TAX  FEES

     There were no fees billed for the years ended December 31, 2010 and December 31, 2009 for professional services rendered by UHY for tax compliance, tax advice, and tax planning.

ALL  OTHER  FEES

     There were no fees billed for the years ended December 31, 2010 and December 31, 2009 for assistance on accounting related matters.

     Although the Audit Committee Charter does not explicitly require it, the Audit Committee approves all engagements of outside auditors before any work is begun on the engagement.

     UHY LLP personnel work under the direct control of UHY LLP partners and are leased from wholly-owned subsidiaries of UHY Advisors, Inc. in an alternative practice structure.


              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     None


DIRECTOR INDEPENDENCE

     Although we are not subject to the listing requirements of any stock exchange, we are committed to a board in which a majority of our members consist of independent directors, as defined under the NASDAQ rules. The Board has reviewed the independence of its members, applying the NASDAQ standards and considering other commercial, legal, accounting and familial relationships between the Directors and us. The Board has determined that all of the Directors and director nominees are independent other than Mr. Kasmoch, who is not an independent Director by virtue of his current position as our chief executive officer.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own beneficially more than ten percent (10%) of the shares of our Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission, or SEC. Copies of all filed reports are required to be furnished to us pursuant to Section 16(a). Based solely on the reports received by us and on written representations from reporting persons, we believe that the current directors and executive officers complied with all applicable filing requirements during the fiscal year ended December 31, 2010, with the following exceptions:

Carl Richard was late filing a Form 4 (Statement of Changes of Beneficial Ownership of Securities) in connection with a purchase of Common Stock on the open market that occurred on October 18, 2010. The Form 4 was filed on October 27, 2010.

Carl Richard was late filing a Form 4 in connection with six separate purchases of Common Stock on the open market that occurred between November 7 and November 19, 2010. The Form 4 was filed on November 19, 2010.

Joseph R. Scheib was late filing a Form 4 for an exercise of stock options and concurrent acquisition of Common Stock that occurred on April 2, 2010. The Form 4 was filed on May 11, 2010.


                STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, any stockholder wishing to have a proposal considered for inclusion in our proxy solicitation material for the Annual Meeting of Stockholders to be held in 2012 must set forth such proposal in writing and file it with James K. McHugh, Chief Financial Officer, Treasurer and Corporate Secretary of the Company, no later than March 7, 2012, the date that is not less than 120 days before July 5, 2012. Further, pursuant to Rule 14a-4, if a stockholder fails to notify us of a proposal before May 21, 2012, the date that is not less than 45 days before July 5, 2011 (the approximate mailing date of this proxy statement), such notice will be considered untimely and management proxies may use their discretionary voting authority to vote on any such proposal.


                         BY  THE  ORDER  OF  THE  BOARD  OF
                         DIRECTORS

                         /s/  James  K.  McHugh
                         ----------------------
                         James  K.  McHugh
                         Chief  Financial  Officer,  Secretary  and  Treasurer

                                                                      Appendix A

[N-Viro International Corporation logo]
c/o Corporate Election Services
P. O. Box 1150
Pittsburgh, PA  15230

--------------------------------------------------------------------------------
VOTE BY TELEPHONE
--------------------------------------------------------------------------------
Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.


--------------------------------------------------------------------------------
VOTE  BY  INTERNET
--------------------------------------------------------------------------------
Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.


--------------------------------------------------------------------------------
VOTE  BY  MAIL
--------------------------------------------------------------------------------
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh PA 15230-1150.


        Vote by Telephone        Vote by Internet            Vote by Mail
     -----------------------   ----------------------    -------------------
     Call Toll-Free using a    Access the Website and     Return your proxy
        touch-tone telephone:     cast your vote:        in the postage-paid
            1-888-693-8683      www.cesvote.com           envelope provided

                       Vote 24 hours a day, 7 days a week!
  If you vote by telephone or internet, please do not send your proxy by mail.

                          [Graphic Omitted]

                   Proxy card must be signed and dated below.
            Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------


[N-Viro International Corporation logo]

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
             MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 4, 2011.

Revoking all prior proxies, the undersigned, a stockholder of N-VIRO INTERNATIONAL CORPORATION (the "Company"), hereby appoints Timothy R. Kasmoch and James K. McHugh, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Common Stock, par value $.01 per share (the "Common Stock"), of the undersigned in the Company at the Annual Meeting of Stockholders of the Company to be held at the Toledo Yacht Club, 3900 North Summit Street #2, Toledo, Ohio, 43611, on August 4, 2011 at 10:00 a.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated on the reverse. In their discretion, the proxies are authorized to vote upon any other matters which may properly come before the meeting or any adjournment thereof.


Dated: ________________________ , 2011

______________________________________
Signature

______________________________________
Signature

Please sign exactly as your name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporation name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or company name by authorized person.

                   PROXY CARD MUST BE SIGNED AND DATED BELOW.
           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
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N-VIRO  INTERNATIONAL  CORPORATION                                         PROXY

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS CLASS I DIRECTORS AND FOR PROPOSAL 2.


1. To elect four Class I directors to serve for a term of two years and until their successors are elected and qualified:

     Nominees:
       1.     Mark D. Hagans            FOR              AGAINST      ABSTAIN
       2.     Carl Richard              FOR              AGAINST      ABSTAIN
       3.     Joseph H. Scheib          FOR              AGAINST      ABSTAIN
       4.     Joan B. Wills             FOR              AGAINST      ABSTAIN


2. To ratify the appointment of UHY LLP as independent auditors for the Company for 2011.

                  FOR           AGAINST           ABSTAIN


____ PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING

           Continued and to be signed and dated on the reverse side.